As filed with the Securities and Exchange Commission on November 19, 1996


                                                      Registration Nos. 33-34841
                                                                        811-6011

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 42
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 43


                              THE MONTGOMERY FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 1-800-572-3863
              (Registrant's Telephone Number, Including Area Code)

                                  JACK G. LEVIN
                              600 Montgomery Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)

                            -------------------------

                    It is proposed that this filing will become effective:


                    X        immediately upon filing pursuant to Rule 485(b)
                   ---

                    __       on __________, 1996 pursuant to Rule 485(b)
                    __       60 days after filing pursuant to Rule 485(a)(1)
                    __       75 days after filing pursuant to Rule 485(a)(2)
                    __       on ________________ pursuant to Rule 485(a)

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended June 30, 1996 was filed on August 28, 1996.

                                   ----------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                              DAVID A. HEARTH, ESQ.
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104
                                 (415) 772-6000

           Total number of pages _____. Exhibit Index appears at _____

                              THE MONTGOMERY FUNDS


                      CONTENTS OF POST-EFFECTIVE AMENDMENT

         This post-effective amendment to the registration statement of the Registrant contains the following documents* :

         Facing Sheet

         Contents of Post-Effective Amendment


         Cross-Reference Sheet for shares of Montgomery Growth Fund,  Montgomery
                  Equity Income Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Select 50 Fund, Montgomery Asset Allocation Fund, Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund

         Part B - Combined Statement of Additional Information for Class R, Class P and Class L shares of Montgomery Growth Fund, Montgomery Equity Income Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Micro Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Emerging Asia Fund, Montgomery Emerging Markets Fund, Montgomery Select 50 Fund, Montgomery Asset Allocation Fund, Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund


         Part C - Other Information

         Signature Page

         Exhibit



--------
         * This Amendment does not relate to the following documents: prospectuses for the Class R shares, Class P shares and Class L shares for all of the above series and the prospectus for Montgomery Advisors Emerging Markets Fund; prospectus and statement of additional information for Montgomery Technology Fund.

                              THE MONTGOMERY FUNDS


                              CROSS REFERENCE SHEET

                                    FORM N-1A

                         PART B: Information Required in
                       Statement of Additional Information
                 (Combined Statement of Additional Information)


                                                     Location in the
N-1A                                                 Registration Statement
Item No.          Item                               by Heading
--------          ----                               ----------
10.               Cover Page                         Cover Page

11.               Table of Content                   Table of Contents

12.               General Information                "The Trusts" and "General Information"
                  and History

13.               Investment Objectives              "Investment Objectives and Policies of Funds," "Risk
                                                     Factors" and "Investment Restrictions"

14.               Management of the
                  Registrant                         "Trustees and Officers"

15.               Control Persons and                "Trustees and Officers" and
                  Principal Holders of               "General Information"
                  Securities

16.               Investment Advisory                "Investment Management and Other Services"
                  and other Services

17.               Brokerage Allocation               "Execution of Portfolio Transactions"

18.               Capital Stock and                  "The Trusts" and "General Information"
                  Other Securities

19.               Purchase, Redemption               "Additional Purchase and Redemption Information"
                  and Pricing of                     and "Determination of Net Asset Value"
                  Securities Being
                  Offered

20.               Tax Status                         "Distributions and Tax Information"

21.               Underwriters                       "Principal Underwriter"

22.               Calculation of                     "Performance Information"
                  Performance Data

23.               Financial Statements               "Financial Statements"


      ---------------------------------------------------------------------

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

      ---------------------------------------------------------------------

                              THE MONTGOMERY FUNDS

                          ---------------------------

                             MONTGOMERY GROWTH FUND
                          MONTGOMERY EQUITY INCOME FUND
                            MONTGOMERY SMALL CAP FUND
                     MONTGOMERY SMALL CAP OPPORTUNITIES FUND
                            MONTGOMERY MICRO CAP FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                     MONTGOMERY INTERNATIONAL SMALL CAP FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY EMERGING MARKETS FUND
                    MONTGOMERY ADVISORS EMERGING MARKETS FUND
                            MONTGOMERY SELECT 50 FUND
                        MONTGOMERY ASSET ALLOCATION FUND
                      MONTGOMERY SHORT GOVERNMENT BOND FUND
                       MONTGOMERY GOVERNMENT RESERVE FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND


                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                          ---------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 18, 1996

                  The Montgomery  Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts and a Delaware business trust (together, the "Trusts"), each having different series of shares of beneficial interest. Each of the above-named funds is a series of The Montgomery Funds, with the exception of the Montgomery Asset Allocation Fund, which is a series of The Montgomery Funds II (each a "Fund" and, collectively, the "Funds"). The Funds are managed by Montgomery Asset Management, L.P. (the "Manager") and their shares are distributed by Montgomery Securities (the "Distributor"). This Statement of Additional Information contains information in addition to that set forth in the combined prospectuses for all Funds (other than the Montgomery Advisors Emerging Markets Fund) dated November 12, 1996 (with respect to the Class R shares), dated November 12, 1996 (with respect to the Class P shares for various series) and dated November 12, 1996 (with respect to the Class L shares for various series), the prospectus for the Montgomery Advisors Emerging Markets Fund, dated November 13, 1995 and as each prospectus may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses provide the basic information a prospective investor should know before purchasing shares of any Fund and may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE TRUSTS...................................................................B-3

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS..............................B-4

RISK FACTORS................................................................B-24

INVESTMENT RESTRICTIONS.....................................................B-31

DISTRIBUTIONS AND TAX INFORMATION...........................................B-36

TRUSTEES AND OFFICERS.......................................................B-42

INVESTMENT MANAGEMENT AND OTHER SERVICES....................................B-48

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-54

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................B-58

DETERMINATION OF NET ASSET VALUE............................................B-60

PRINCIPAL UNDERWRITER.......................................................B-63

PERFORMANCE INFORMATION.....................................................B-64

GENERAL INFORMATION.........................................................B-71

FINANCIAL STATEMENTS........................................................B-79

Appendix A..................................................................B-80

                                   THE TRUSTS

                  The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware business trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trusts currently offer shares of beneficial interest, $.01 par value per share, in various series. Each series (other than the Montgomery Advisors Emerging Markets Fund) offers three classes of shares (Class R, Class P and Class L).

                  This Statement of Additional Information pertains to eighteen series of The Montgomery Funds: Montgomery Growth Fund (the "Growth Fund"), Montgomery Equity Income Fund (the "Equity Income Fund"), Montgomery Small Cap Fund (the "Small Cap Fund"), Montgomery Small Cap Opportunities Fund (the "Small Cap Opportunities Fund"), Montgomery Micro Cap Fund (the "Micro Cap Fund"), Montgomery Global Opportunities Fund (the "Opportunities Fund"), Montgomery Global Communications Fund (the "Communications Fund"), Montgomery International Growth Fund (the "International Growth Fund"), Montgomery International Small Cap Fund (the "International Small Cap Fund"), Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), Montgomery Emerging Markets Fund (the "Emerging Markets Fund"), Montgomery Advisors Emerging Markets Fund (the "Advisors Fund"), Montgomery Select 50 Fund (the "Select 50 Fund"), Montgomery Short Government Bond Fund (the "Short Fund"), Montgomery Government Reserve Fund (the "Reserve Fund"), Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund"), Montgomery California Tax-Free Intermediate Bond Fund (the "California Intermediate Bond Fund") and Montgomery California Tax-Free Money Fund (the "California Money Fund"); as well as one series of The Montgomery Funds II, Montgomery Asset Allocation Fund (the "Allocation Fund").

                  Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Small Cap, Small Cap Opportunities, Micro Cap, Equity Income and Growth Funds as the
"Domestic Equity Funds"; the Emerging Asia, Emerging Markets, Advisors, International Small Cap and International Growth Funds as the "International Funds"; the Opportunities and Communications Funds as the "Global Funds"; the Select 50 and Allocation Funds as the "Multi-Strategy Funds";the Short, Reserve, Federal Money, California Intermediate Bond and California Money Funds as the "Fixed Income Funds"; the Federal Money, California Intermediate Bond and California Money Funds as the "Tax-Free Funds"; the Reserve, Federal Money and California Money Funds as the "Money Market Funds"; and all of the Funds other than the Tax-Free Funds as the "Taxable Funds."


                  Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

                  The investment objectives and policies of the Funds are described in detail in the Prospectus. The following discussion supplements the discussion in the Prospectus.

                  Each Fund is a diversified series, except for the Tax-Free Funds, which are nondiversified series, of either the Montgomery Funds or The Montgomery Funds II. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

Portfolio Securities

                  Depositary   Receipts.   The  Domestic   Equity,   Select  50,
Allocation,  International  and  Global  Funds may hold  securities  of  foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

                  Other Investment Companies. Each of the Equity Income, Select 50, International, Global, Allocation and Fixed Income Funds may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies, except for the Money Market Funds, which may so invest up to 35% of their total assets (and, except for the Money Market Funds, not in money market funds). Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Funds) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly in connection with its own operations.

                  In accordance with applicable regulatory provisions of the State of California, the Manager has agreed to waive its management fee with respect to assets of the Funds that are invested in other open-end investment companies.

                  U.S. Government Securities. Because the Short and Reserve Funds invest a substantial portion, if not all, of their net assets, and the Equity Income and Allocation Funds may invest a substantial portion of their net assets, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), these Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. Government securities.

                  Generally, the value of U.S. Government securities held by the
Funds will fluctuate inversely with interest rates. U.S.  Government  securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration ("FHA"), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Manager determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

                  Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

                  GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

                  Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

                  Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable-rate mortgage loans; (5) other adjustable-rate  mortgage loans; and
(6) fixed-rate mortgage loans secured by multifamily projects.

                  Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

                  The  mortgage  loans  underlying  FHLMC  securities  typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between ten and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

                  Privately Issued Mortgage-Related Securities. As set forth in the Prospectus, the Allocation and Short Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs").

                  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

                  These Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

                  Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Allocation and Short Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to these Funds. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally, see "Risk Considerations" in the Prospectus.

                  Variable Rate Demand Notes. Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  The  Tax-Free  Funds  also may  invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

                  Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Funds may invest in such VRDNs, the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Funds. The Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

                  During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

                  Municipal Securities. Because the Tax-Free Funds invest at least 80% of their total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), or exempt from federal and California personal income tax ("California Municipal Securities"), and the California Money Fund invests at least 65% of its total assets in California Municipal Securities, and may invest in Municipal Securities, these Funds generally will have a lower yield than if they primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities and California Municipal Securities held by these Funds will fluctuate inversely with interest rates.

                  General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

                  Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

                  Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

                  Participation Interests. The Tax-Free Funds may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

                  For certain participation interests, these Funds will have the right to demand payment, on not more than seven days' notice, for all or any part of their participation interest in a Municipal Security, plus accrued interest. As to these instruments, these Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal

Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund will not invest more than 10% of its total assets in participation interests that do not have this demand feature, and in other illiquid securities.

                  Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

                  Custodial Receipts. The Tax-Free Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal
Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal
Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by one of these Funds should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to these Funds' limitation with respect to illiquid investments. The Tax-Free Funds also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

                  Tender Option Bonds. The Tax-Free Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal
Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of a Tax-Free Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Market Fund more than 10% of its total assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

                  Obligations with Puts Attached. The Tax-Free Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." These Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owners of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to these Funds nor have they assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which these Funds may invest.

                  Zero Coupon Bonds. The Allocation and Fixed Income Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities.

Risk Factors/Special Considerations Relating to Debt Securities

                  The Select 50, International and the Global Funds may invest in debt securities that are rated below BBB by Standard & Poor's Corporation ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Fitch Investor Services ("Fitch"), or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, these Funds will invest no more than 5% of their assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of these Funds will reflect these changes in market value.

                  Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

                  Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of these Funds to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of these Funds.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of these Funds to achieve their investment objectives may, to the extent they invest in low-rated debt securities, be more dependent upon such credit analysis than would be the case if these Funds invested in higher-rated debt securities.

                  Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, these Funds may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

                  In order to hedge against foreign currency exchange rate risks, the Select 50, International, Global, Equity Income and Allocation Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. These Funds also may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

                  The Funds (except the Money Market Funds) also may purchase other types of options and futures and may, in the future, write covered options, as described below and in the Prospectus.

                  Forward Contracts. The Select 50, International, Global and Allocation Funds may enter into forward contracts to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

                  A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.


                  In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of these Funds to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward foreign currency exchange contract with a term greater than one year.


                  Futures Contracts and Options on Futures Contracts. To hedge against movements in interest rates, securities prices or currency exchange rates, the Funds (except the Money Market Funds) may purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

                  These Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

                  These Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. These Funds' futures transactions generally will be entered into only for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

                  Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

                  By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such Fund has acquired or expects to acquire.

                  As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

                  The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

                  A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

                  Loss from investing in futures transactions by these Funds is potentially unlimited.

                  These Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining their qualification as a regulated investment company for federal income tax purposes.

                  Options on Securities, Securities Indices and Currencies. These Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

                  A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

                  A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although these Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

                  Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or
(vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

                  Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

                  These Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets.

                  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

Other Investment Practices

                  Repurchase Agreements. As noted in the Prospectus, the Funds may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

                  Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

                  The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

                  For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

                  Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, the Funds always require collateral for any repurchase agreement to which they are a party in the form of securities acceptable to them, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

                  The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

                  Reverse Repurchase Agreements. The Domestic Equity, Select 50, International, Opportunities, Allocation, Short, Reserve and Tax-Free Funds may enter into reverse repurchase agreements, as set forth in the Prospectus. These Funds typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. These Funds also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.


                  These Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.


                  Dollar Roll Transactions. The Allocation, Short and California Intermediate Bond Funds may enter into dollar roll transactions, as discussed in the Prospectus. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.


                  At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.


                  Lending of Portfolio Securities. Although the Funds currently do not intend to do so, a Fund may lend its portfolio securities having a value of up to 10% (30% in the case of the Select 50, Global, International Growth, Equity Income, Allocation, Short and California Intermediate Bond Funds) of its total assets in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, a Fund is entitled to obtain the return of the securities loaned within five business days.

                  For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.


                  When-Issued and Forward Commitment Securities. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. Government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.


                  The Short Fund may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, this Fund must obtain the security which it has made a commitment to deliver. If this Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, this Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date this Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. This Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses this Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

                  Illiquid Securities. A Fund may invest up to 15% (10% for the Money Market Funds and 5% for the Small Cap Fund) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Funds may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                  In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

                  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

                  The Boards of Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.


                                  RISK FACTORS

Foreign Securities

                  Investors in the Select 50, International, Global and Allocation Funds should consider carefully the substantial risks involved in securities of companies located or doing business in, and governments of, foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding companies in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements often may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower.

Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Emerging Market Countries


                  The Select 50, International and Global Funds, particularly the Emerging Asia, Emerging Markets and Advisors Funds, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.


Exchange Rates and Polices

                  The Select 50,  International and Global Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

                  These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

                  The Boards of both Trusts consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Boards also consider the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Hedging Transactions

                  While transactions in forward contracts, options, futures contracts and options on futures (i.e., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

                  Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

California Municipal Securities

                  The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trusts and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Intermediate Bond and California Money Funds.

                  Because the California Intermediate Bond and California Money Funds expect to invest substantially all of their assets in California Municipal Securities, they will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by these Funds to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible these Funds will invest in obligations of particular issuers as to which such specific factors are applicable.

                  From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, have been severely affected. Since the start of 1994, however, California's economy has been on a steady recovery. Employment grew significantly during 1994 and 1995, especially in export-related industries, business services, electronics, entertainment and tourism.

                  The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The 1993-94 Budget Act proposed to repay the $2.8 billion deficit over two fiscal years, but as a result of the recession the projected excess of revenues over expenditures did not materialize. The accumulated budget deficit at June 30, 1994 was about $1.8 billion, and a second two-year plan was implemented in 1994-95 to eliminate the budget deficit. An additional consequence of the large budget deficits has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs, including borrowings extending into the next fiscal year. The State anticipates that it will not have to resort to such "cross-year" borrowing during the 1995-96 fiscal year.

                  The 1994-95 Budget Act recognized that the accumulated $2 billion budget deficit could not be repaid in one year, and proposed a two-year solution to eliminate the deficit with operating surpluses for 1994-95 and 1995-96. The 1994-95 Budget Act projected revenues and transfers of $41.9 billion (up $2.1 billion from 1993-94, and reflecting the Governor's forecast of an improving economy), and expenditures of $40.9 billion (up $1.6 billion from 1993-94). Principal features of the 1994-95 Budget Act included:

                  1. Receipt of about $760 million of federal aid for certain costs related to refugees and undocumented immigrants. Only about $33 million of this amount was received, with another approximately $98 million scheduled to be received during 1995-96.

                  2. Reductions of about $1.1 billion in health and welfare costs. A 2.3 percent reduction in Aid to Families with Dependent Children has been enjoined pending further litigation, however.

                  3. An increase in Proposition 98 funding for K-14 schools of $526 million.

                  4. Additional miscellaneous cuts and fund transfers of $755 million.

                  5. A further one-year suspension (for 1995) of the renter's personal income tax credit.

                  The 1994-95 Budget Act contained no tax increases other than the suspension of the renter's credit. As a result of the improving economy, the California Department of Finance's final estimates for 1994-95 showed revenues and transfers of $42.7 billion and expenditures of $42 billion.

                  The 1995-96 Budget Act was enacted on August 3, 1995, 34 days after the start of the fiscal year.

                  The 1995-96 Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from 1994-95, and General Fund expenditures of $43.4 billion, a 4 percent increase from 1994-95. Special Fund revenues are estimated at $12.7 billion, and Special Fund expenditures of $13 billion have been appropriated. The 1995-96 Budget Act projects that the General Fund will end the 1995-96 fiscal year with a slight surplus at June 30, 1996, and that all of the accumulated budget deficits will have been repaid. Principal features of the 1995-96 Budget Act include:

                  1. An increase in Proposition 98 funding for K-14 schools of about $1.2 billion.

                  2. Reductions in health and welfare costs of about $900 million (about $500 million of which depends upon federal legislative approval).

                  3. A 3.5 percent increase for the University of California and the California State University system.

                  4. Receipt of an additional $278 million in federal aid for costs of illegal immigrants, above commitments already made by the federal government.

                  5. An increase of about 8 percent in General Fund support for the Department of Corrections, reflecting estimates of an increased prison population.

                  The Governor's proposed budget for 1996-97, released on January 10, 1996, updated the projections for 1995-96; revenues and transfers are estimated to be $45 billion and expenditures to be

$44.2 billion. As a result, the budget reserve was projected to have a positive balance of about $50 million on June 30, 1996, with available cash (after payment of all obligations due) of about $2.2 billion.

                  The Governor's proposed budget for 1996-97 projected General Fund revenues and transfers of about $45.6 billion and requested total General Fund appropriations of about $45.2 billion, which would leave a budget reserve of about $400 million on June 30, 1997. The Governor's proposed budget renewed a proposal, which had been rejected by the Legislature in 1995, for a 15 percent cut in personal and corporate tax rates, phased in over a three-year period. On the assumption that the proposed tax rate cut would be enacted, the Governor's proposed budget shows a reduction in revenues of about $600 million for 1996-97. The Governor's proposed budget also projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.

                  The foregoing discussion of the 1994-95, 1995-96 and 1996-97 fiscal year budgets is based on the Budget Acts for those years, which include estimates and projections of revenues and expenditures, and should not be construed as a statement of fact. The assumptions used to construct a budget may be affected by numerous factors, including future economic conditions in California and the nation. There can be no assurance that the estimates will be achieved.

                  Certain issuers of California Municipal Securities receive subventions from the State which are eligible to be used to make payments on such Securities. No prediction can be made as to what effect any decrease in subventions may have on the ability of some issuers to make such payments.

                  Because of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since late 1991, all three major nationally recognized statistical rating organizations have lowered their ratings for general obligation bonds of the State from the highest ranking of "AAA" to "A" by S&P, "A1" by Moody's and "A+" by Fitch Investors Service, Inc. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                  Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

                  Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

                  In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

                  Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                  In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional. The California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

                  In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

                  The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

                  In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                  The Tax-Free Funds' (other than the Federal Money Fund) concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.


                             INVESTMENT RESTRICTIONS

                  The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. A Fund may not:

                  1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.

                  2. With respect to 75% (100% for the Federal Money Fund) of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable (not applicable to the Federal Money Fund). This investment restriction does not apply to the California Intermediate Bond Fund.

                  3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 10% (30% in the case of the Select 50 Fund, Global Funds, International Growth Fund, Equity Income Fund, Allocation Fund, Short Fund and California Intermediate Bond Fund) of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

                  4. (a) For the Growth Fund, Small Cap Opportunities Fund, Select 50 Fund, International Growth Fund, Equity Income Fund, Micro Cap Fund, International Small Cap Fund, Opportunities Fund and Allocation Fund only:
Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Fund that uses such investment techniques and then not in excess of one-third (10% in the case of the Growth Fund) of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets.


                           (b)      For the Small Cap Fund, Emerging Asia Fund,
Emerging Markets Fund, Advisors Fund, Communications Fund, Federal Money Fund, California Money Fund and Reserve Fund only: Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% (one-third in the case of the Communications Fund) of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.


                           (c) For the Short  Fund and  California  Intermediate
Bond Fund only: Borrow money, except temporarily for extraordinary or emergency purposes from a bank or pursuant to reverse repurchase or dollar roll transactions and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any borrowings (excluding any permissible reverse repurchase agreements and dollar roll transactions the Fund may enter into) are in excess of 5% of the Fund's total assets.

                           (d)      Mortgage, pledge or hypothecate any of its
assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

                  5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

                  6. Buy or sell real estate (including interests in real estate limited partnerships or issuers that qualify as real estate investment trusts under federal income tax law) or commodities or commodity contracts; however, a Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information. As an operating policy which may be changed without shareholder approval, consistent with the laws of the State of Texas, the Funds may invest in real estate investment trusts only up to 10% of their total assets.

                  7. Buy or sell interests in oil, gas or mineral exploration or development leases and programs. (This does not preclude permissible investments in marketable securities of issuers engaged in such activities.)

                  8. Except for the California Intermediate Bond and Money Market Funds, invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with its predecessors, of at least three years of continuous operation. (This is an operating policy which may be changed without shareholder approval consistent with the regulations of the State of Arkansas.)

                  9. (a) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

                     (b)  Invest in  securities  of other  investment  companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. (This is an operating policy which may be changed without shareholder approval, consistent with the regulations of the State of Ohio.)

                  10. Invest, in the aggregate, more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, changes in relevant SEC interpretations). Pursuant to state law restrictions, this limitation has been modified to 5% for the Small Cap Fund.

                  11. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy
which  may  be  changed  without  shareholder  approval,   consistent  with  the
Investment Company Act.)

                  12. Except with respect to communications companies for the Communications Fund, as described in the Prospectus, invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or California Municipal Obligations or Municipal Obligations for the Tax-Free Funds.) For purposes of this restriction, the Funds generally rely on the U.S.
Office of Management and Budget's Standard Industrial
Classifications.

                  13. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

                  14. Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions (for other than the Short Fund and California Intermediate Bond Fund):

                           (a) such options are written by other persons, and

                           (b) the  aggregate  premiums paid on all such options
which are held at any time do not exceed 5% of the Fund's total assets.

(This is an operating policy which may be changed without shareholder approval, consistent with state regulations.)

                  15. (a) Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

                     (b) A Fund may not invest more than 25% of its net assets in short sales, and the value of the securities of any one issuer in which a Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer. In addition, short sales may be made only in those securities that are fully listed on a national securities exchange. (This is an operating policy which may be changed without shareholder approval, consistent with the regulations of the State of Texas.)

                  16. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New

York Stock Exchange or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value. This investment restriction does not relate to the Fixed Income Funds. (This is an operating policy which may be changed without shareholder approval, consistent with the regulations of the State of Texas.)

                  17. (a) Purchase or retain in a Fund's portfolio any security if any officer, trustee or shareholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment adviser and such person owns beneficially more than 1/2 of 1% of the securities and all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

                     (b) Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed Income Funds. (This is an operating policy which may be changed without shareholder approval, consistent with the regulations of the State of Ohio.)

                  18. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Funds may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

                  To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

                  If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                  The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Funds in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on these Funds' portfolios which are, in some cases, more restrictive than these Funds' stated fundamental policies and investment restrictions. Due to amendments to Rule 2a-7 adopted by the SEC in 1991, any fund which holds itself out as a money market fund must also follow certain portfolio provisions of Rule 2a-7 regarding the maturity and quality of each portfolio investment, and the diversity of such investments. Thus, although the restrictions imposed by Rule 2a-7 are not fundamental policies of these Funds, these Funds must comply with these provisions unless their shareholders vote to change their policies of being money market funds.

                        DISTRIBUTIONS AND TAX INFORMATION

                  Distributions. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

                  The amount of income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

                  The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from previous years), while a distribution from capital gains, will be distributed to shareholders with and as a part of income dividends. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from previous years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held.

                  Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Tax-Free Funds to the extent not subject to income taxes).

                  Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their election with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                  Tax Information. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

                  In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, (b) derive less than 30% of its gross income each year from the sale or other disposition of stock or securities (or options thereon) held less than three months (excluding some amounts otherwise included in income as a result of certain hedging transactions), and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

                  Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

                  The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

                  The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

                  A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

                  In the case of the Select 50, International and Global Funds, if more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. In this case, shareholders will be informed by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities, securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund.

                  The Select 50, International and Global Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. These Funds may invest up to 10% of their total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, these Funds may be able to avoid this tax by electing to be taxed currently on their share of the PFIC's income, whether or not such income is actually distributed by the PFIC. These Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

                  The Tax-Free Funds. Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable years, at least 50% of the value of the total assets of each of the California Intermediate Bond and California Money Funds consist of obligations (including California Municipal Securities) the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States, such Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from California personal income tax. If at the close of each quarter of its taxable years, at least 50% of the value of the total assets of the Federal Money Fund consists of obligations (including Municipal Securities) the interest on which is exempt from federal personal income taxation under the Constitution or laws of the United States, the Federal Money Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from federal personal income tax. The total amount of exempt-interest dividends paid by these Funds to their shareholders with respect to any taxable year cannot exceed the amount of interest received by these Funds during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by these Funds, such as income from options, repurchase agreements and market discount on tax-exempt securities purchased by these Funds, will be taxable distributions to its shareholders.

                  The Code may also subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

                  Exempt-interest dividends paid to shareholders that are corporations subject to California franchise tax will be taxed as ordinary income to such shareholders. Moreover, no dividends paid by these Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

                  Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of these Funds. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, these Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" to such users. Such persons should consult their tax advisers before investing in these Funds.

                  Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and these Funds) plus 50% of their benefits exceeding certain base amounts. Income from these Funds, and other funds like them, is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of these Funds' distributions. If such proposals were enacted, the availability of Municipal Securities for investment by these Funds and the value of these Funds' portfolios would be affected. In such event, these Funds would reevaluate their investment objectives and policies.

                  Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

                  For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by a Fund generally will be capital gain or loss.

                  Any security, option, or other position entered into or held by a Fund that substantially diminishes a Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

                  Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

                  Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

                  Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares of a Tax-Free Fund within six months from their date of purchase will be disallowed to the extent of distributions of exempt-interest dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

                  Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S.
investors.

                  The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Heller, Ehrman, White & McAuliffe has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Funds.


                              TRUSTEES AND OFFICERS

                  The Trustees of the Trusts (the two Trusts have the same members on their Boards, except for Jerome S. Markowitz who is a Trustee of the Montgomery Funds II) are responsible for the overall management of the Funds, including general supervision and review of their investment activities. The officers (the two Trusts, as well as an affiliated Trust, The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

                  R.  Stephen  Doyle,  Chairman  of the Board,  Chief  Executive
                  Officer,   Principal  Financial  and  Accounting  Officer  and
                  Trustee (Age 55).*


                  101 California Street, San Francisco, California 94111. Mr. Doyle has been the Chairman and a Director of


--------
* Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

                  Montgomery Asset Management, Inc., the general partner of the Manager, and Chairman of the Manager since April 1990. Mr. Doyle is a managing director of the investment banking firm of Montgomery Securities, the Fund's Distributor, and has been employed by Montgomery Securities since October 1983.


                  Mark B. Geist, President (Age 43)

                  101 California Street, San Francisco, California 94111. Mr. Geist has been the President and a Director of Montgomery Asset Management, Inc. and President of the Manager since April 1990. From October 1988 until March 1990, Mr. Geist was a Senior Vice President of Analytic Investment Management. From January 1986 until October 1988, Mr. Geist was a Vice President with RCB Trust Co. Prior to January 1986, Mr. Geist was the Pension Fund Administrator for St. Regis Co., a manufacturing concern.

                  Jack G. Levin, Secretary (Age 49)

                  600 Montgomery Street, San Francisco, California 94111. Mr. Levin has been Director of Legal and Regulatory Affairs for Montgomery Securities since January 1983.

                  John T. Story, Executive Vice President (Age 56)

                  101 California Street, San Francisco, California 94111. Mr. Story has been the Managing Director of Mutual Funds and Executive Vice President of Montgomery Asset Management, L.P. since January 1994. From December 1978 to January 1994, he was Managing Director - Senior Vice President of Alliance Capital Management.

                  David E. Demarest, Chief Administrative Officer (Age 42)

                  101 California Street, San Francisco, California 94111. Mr. Demarest has been the Chief Administrative Officer since 1994. From 1991 until 1994, he was Vice President of Copeland Financial Services. Prior to joining Copeland, Mr. Demarest was Vice President/Manager for the Overland Express Funds Division for Wells Fargo Bank.

                  Mary Jane Fross, Treasurer (Age 44)

                  101 California Street, San Francisco, California 94111. Ms. Fross is Manager of Mutual Fund Administration and Finance for the Manager. From November 1990 to her arrival at the Manager in 1993, Ms. Fross was Financial Analyst/Senior Accountant with Charles Schwab, San Francisco, California. From 1989 to November 1990, Ms. Fross was Assistant Controller of Bay Bank of Commerce, San Leandro, California.

                  Roger W. Honour, Vice President (Age 42)

                  101 California Street, San Francisco, California 94111. Mr. Honour is a Managing Director and Senior Portfolio Manager for the Manager. Roger Honour joined the Manager in June 1993 as Managing Director and Portfolio Manager responsible for mid and large capitalization growth stock investing. Prior to joining Montgomery Asset Management, he was Vice President and Portfolio Manager at Twentieth Century Investors from 1992 to 1993. Mr. Honour was a Vice President and Portfolio Manager at Alliance Capital Management from 1990 to 1992. Mr. Honour was a Vice President of Institutional Equity Research and Sales at Merrill Lynch Capital Markets from 1980 to 1990.

                  Stuart O. Roberts, Vice President (Age 41)

                  101 California Street, San Francisco, California 94111. Mr. Roberts is a Managing Director and Portfolio Manager for the Manager. For the five years prior to his start with the Manager in 1990, Mr. Roberts was a portfolio manager and analyst at Founders Asset Management.

                  Oscar A. Castro, Vice President (Age 41)

                  101 California Street, San Francisco, California 94111. Mr. Castro, CFA, is a Managing Director and Portfolio Manager for the Manager. Before joining the Manager, he was vice president/portfolio manager at G.T. Capital Management, Inc. from 1991 to 1993. From 1989 to 1990, he was co-founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, Mr. Castro was deputy portfolio manager/analyst at Templeton International.

                  John D. Boich, Vice President (Age 35)

                  101 California Street, San Francisco, California 94111. Mr. Boich, CFA, is a Managing Director and Portfolio Manager. Prior to joining the Manager, Mr. Boich was vice president and portfolio manager at The Boston Company Institutional Investors Inc. from 1990 to 1993. From 1989 to 1990, Mr. Boich was the founder and co-manager of The Common Goal World Fund, a global equity partnership. From 1987 to 1989, Mr. Boich worked as a financial adviser with Prudential-Bache Securities and E.F. Hutton & Company.

                  Josephine S. Jimenez, Vice President (Age 42)

                  101 California Street, San Francisco, California 94111. Ms. Jimenez, CFA, is a Managing Director and Portfolio Manager for the Manager. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors

                  Corporation/Emerging Markets Management in Washington, D.C. as senior analyst and portfolio manager.


                  Bryan L. Sudweeks, Vice President (Age 41)

                  101 California Street, San Francisco, California 94111. Dr. Sudweeks, Ph.D., CFA, is a Managing Director and Portfolio Manager for the Manager. Prior to joining the Manager, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, Dr. Sudweeks was a Professor of International Finance and Investments at George Washington University and also served as an Adjunct Professor of International Investments from 1988 until May 1991.

                  William C. Stevens, Vice President (Age 40)

                  101 California Street, San Francisco, California 94111. Mr. Stevens is a Portfolio Manager and Managing Director for the Manager. At Barclays de Zoete Wedd Securities from 1991 to 1992, he was responsible for starting its CMO and asset-backed securities trading. Mr. Stevens traded stripped mortgage securities and mortgage-related interest rate swaps for the First Boston Corporation from 1990 to 1991 and while with Drexel Burnham Lambert from 1984 to 1990. He was responsible for the origination and trading of all derivative mortgage-related securities with more than $10 billion in total issuance.

                  John H. Brown, Vice President (Age 35)

                  101 California Street, San Francisco, California 94111. Mr. Brown, CFA, is a Senior Portfolio Manager and Managing Director for the Manager. Preceding his arrival at the Manager in May 1994, Mr. Brown was an analyst and portfolio manager at Merus Capital Management in San Francisco, California from June 1986.

                  Thomas R. Haslett, Vice President (Age 35)

                  101 California Street, San Francisco, California 94111. Mr. Haslett is a Vice President and Senior Portfolio Manager for the Manager. From September 1987 until joining the Manager in April 1992, Mr. Haslett was a Portfolio Manager with Gannett, Welsh and Kotler in Boston, Massachusetts.

                  Angeline Ee, Vice President (Age 35)

                  101 California Street, San Francisco, California 94111. Ms. Ee is a Vice President and Portfolio Manager for the Manager. From 1990 until joining the Manager in July, 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From June, 1989 until

                  September, 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.


                  Michael Carmen, Vice President (Age 34)

                  101 California Street, San Francisco, California 94111. Michael Carmen, CFA, is a Vice President and Senior Portfolio Analyst for the Manager. From 1993 until joining the Manager in 1996, he was a Vice President and Associate Portfolio Manager with State Street Research and Management Company in Boston where he assisted with the management of capital appreciation and growth portfolios. Before then, he was a Senior Equity Analyst with State Street and, from 1991 to 1992, with Cigna Investments in Hartford.

                  Jerome C. Philpott, Vice President (Age 34)

                  101 California Street, San Francisco, California 94111. Jerome
                  C. (Cam) Philpott, CFA, is a Vice President and Portfolio Manager for the Manager. Before joining the Manager, Mr. Philpott was a securities analyst with Boettcher & Company in Denver from 1988 to 1991.

                  Bradford D. Kidwell, Vice President (Age 39)

                  101 California Street, San Francisco, California 94111. Bradford D. Kidwell is a Vice President and Portfolio Manager for the Manager. Mr. Kidwell joined the Manager in 1991 from the position he held since 1989 as the sole general partner and portfolio manager of Oasis Financial Partners, an affiliate of the Distributor that invested in savings and loans. Before then, he covered the savings and loan industry for Dean Witter Reynolds from 1987 to 1989.

                  John A. Farnsworth, Trustee (Age 55)

                  One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

                  Andrew Cox, Trustee (Age 52)

                  750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.


                  Cecilia H. Herbert, Trustee (Age 47)


                  2636 Vallejo  Street,  San Francisco,  California  94123.  Ms.
                  Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Board of Schools of the Sacred Heart, and is a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.


                  Jerome S. Markowitz, Trustee and Trustee-designate* (Age 57)


                  600 Montgomery Street, San Francisco, California 94111. Mr. Markowitz was elected as a trustee of The Montgomery Funds II and as a trustee-designate of The Montgomery Funds, effective November 16, 1995. As a trustee- designate, Mr. Markowitz attends meetings of the Board of Trustees of the Montgomery Funds but is not eligible to vote. Mr. Markowitz has been the Senior Managing Director of Montgomery Securities (the Distributor) since January 1991. Mr. Markowitz joined Montgomery Securities in December 1987.


                  The  officers  of  the  Trusts,   and  the  Trustees  who  are
considered  "interested persons" of the Trusts, receive no compensation directly from the  Trusts for  performing  the duties of their  offices.  However,  those officers  and  Trustees  who are  officers  or  partners  of the  Manager or the
Distributor may receive remuneration indirectly because the Manager will receive a  management  fee  from  the  Funds  and  Montgomery  Securities  will  receive commissions for executing portfolio transactions for the Funds. The Trustees who are not  affiliated  with the  Manager  or the  Distributor  receive  an  annual retainer  and fees and expenses for each regular  Board  meeting  attended.  The aggregate  compensation  paid by each Trust to each of the  Trustees  during the fiscal year ended June 30, 1996, and the aggregate  compensation paid to each of the Trustees during the fiscal year ended June 30, 1996 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.

                                  B-47


                                                                                     Total
                                                                   Pension or        Compensation
                                                Aggregate          Retirement        From the
                          Aggregate             Compensation       Benefits          Trusts and
                          Compensation          from The           Accrued as        Fund Complex
                          from The              Montgomery         Part of Fund      (1 additional
Name of Trustee           Montgomery Funds      Funds II           Expenses*         Trust)
---------------           ----------------      ------------       ------------      -------------
R. Stephen Doyle          None                  None               --                  None
Jerome S. Markowitz       None                  None               --                  None
John A. Farnsworth        $25,000               $5,000             --                  $32,500
Andrew Cox                $25,000               $5,000             --                  $32,500
Cecilia H. Herbert        $25,000               $5,000             --                  $32,500


          *   The Trusts do not maintain pension or retirement plans.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

                  Investment Management Services. As stated in the Prospectus, investment management services are provided to the Funds (except the Allocation
Fund) by Montgomery Asset Management, L.P., the Manager, pursuant to an Investment Management Agreement initially dated July 13, 1990; and to the Allocation Fund pursuant to an Investment Management Agreement initially dated November 18, 1993 (together, the "Agreements"). The Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

                  For services performed under the Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:



                                          Average Daily Net               Annual
Fund                                      Assets                           Rate
----                                      -----------------               ------
Montgomery Growth Fund                    First $500 million              1.00%
                                          Next $500 million               0.90%
                                          Over $1 billion                 0.80%

Montgomery Equity Income Fund             First $500 million              0.60%
                                          Over $500 million               0.50%

Montgomery Small Cap Fund                 First $250 million              1.00%
                                          Over $250 million               0.80%


Montgomery Small Cap                      First $200 million              1.20%
Opportunities Fund                        Next $300 million               1.10%
                                          Over $500 million               1.00%


Montgomery Micro Cap Fund                 First $200 million              1.40%
                                          Over $200 million               1.25%

Montgomery Global                         First $500 million              1.25%
Opportunities Fund                        Next $500 million               1.10%
                                          Over $1 billion                 1.00%

Montgomery Global                         First $250 million              1.25%
Communications Fund                       Over $250 million               1.00%

Montgomery International                  First $250 million              1.25%
Small Cap Fund                            Over $250 million               1.00%

Montgomery International                  First $500 million              1.10%
Growth Fund                               Next $500 million               1.00%
                                          Over $1 billion                 0.90%


Montgomery Emerging Asia Fund             First $500 million              1.25%
                                          Next $500 million               1.10%
                                          Over $1 billion                 1.00%

Montgomery Emerging Markets               First $250 million              1.25%
Fund                                      Over $250 million               1.00%


Montgomery Advisors Emerging              First $300 million              1.20%
Markets Fund                              Next $700 million               1.00%
                                          Over $1 billion                 0.90%

Montgomery Select 50 Fund                 First $250 million              1.25%
                                          Next $250 million               1.00%
                                          Over $500 million               0.90%

Montgomery Asset Allocation               First $500 million              0.80%
Fund                                      Over $500 million               0.65%

Montgomery Short Government               First $500 million              0.50%
Bond Fund                                 Over  $500 million              0.40%

Montgomery Government Reserve             First $250 million              0.40%
Fund                                      Next  $250 million              0.30%
                                          Over  $500 million              0.20%

Montgomery Federal Tax-Free               First $500 million              0.40%
Money Fund                                Over  $500 million              0.30%

Montgomery California Tax-                First $500 million              0.50%
Free Intermediate Bond Fund               Over $500 million               0.40%

Montgomery California Tax-                First $500 million              0.40%
Free Money Fund                           Over  $500 million              0.30%

                  As noted in the Prospectus, the Manager has agreed to reduce some or all of its management fee if necessary to keep total operating expenses, expressed on an annualized basis, at or below the lesser of the maximum allowable by applicable state expense limitations and the following percentages of each Fund's average net assets (excluding Rule 12b-1 fees): Emerging Asia, Emerging Markets, International Small Cap, Opportunities and Communications Funds, one and nine-tenths of one percent (1.90%) each; Select 50 Fund, one and eight-tenths of one percent (1.80%); Micro Cap Fund, one and three-fourths percent (1.75%); International Growth Fund, one and sixty-five one-hundredths of one percent (1.65%); Growth, Small Cap Opportunities and Advisors Funds, one and five-tenths of one percent (1.50%); Small Cap Fund, one and four-tenths of one percent (1.40%); Allocation Fund, one and three-tenths percent (1.30%); the Short and California Intermediate Bond Funds, seven-tenths of one percent (0.70%) each; the Equity Income Fund, eighty-five-one-hundredths of one percent (0.85%); and the Money Market Funds, six-tenths of one percent (0.60%), each. Currently, the most restrictive state limitation is two and one-half percent (2 1/2%) of the first $30,000,000 of average net assets of a Fund, two percent (2%) of the next $70,000,000, and one and one-half percent (1 1/2%) of the value of the remaining average net assets. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following two years (three years for the Allocation Fund) provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.


                  Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, and such other expenses as may be deemed excludable with the prior written approval of any state securities commission imposing an expense limitation. The Manager may also, at its discretion from time to time, pay for other Fund expenses from its own funds or reduce the management fee of each Fund in excess of that required.

                  The Agreements were approved with respect to each Fund by the Board of the Trust at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision which permits the Manager to seek reimbursement of any reduction made to its management fee within the two-year period (three-year period for the Allocation Fund) following such reduction subject to each Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. The Boards also considered that any such management fee reimbursement will be accounted for on the financial statements of each Fund as a contingent liability of that Fund and will appear as a footnote to that Fund's financial statements until such time as it appears that such Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that such Fund is able to effect will be accrued as an expense of that Fund for that current period.

                  As compensation for its investment  management services,  each of the following Funds paid the Manager investment  advisory fees in the amounts
specified  below.   Additional   investment  advisory  fees  payable  under  the
Agreements  may have instead  been waived by the Manager,  but may be subject to reimbursement by the respective Funds as discussed previously.


Fund                                       Year or Period Ended June 30,
----
                                            1996                    1995                    1994
                                            ----                    ----                    ----
Montgomery Growth Fund                   $8,336,529              $5,566,892                $290,908

Montgomery Equity Income                   $101,709                 $12,589                    NA
Fund

Montgomery Small Cap Fund                $2,364,834              $2,095,945              $2,368,563

Montgomery Small Cap                       $217,603                    NA                      NA
Opportunities Fund

Montgomery Micro Cap Fund                $3,732,720                $703,124                    NA

Montgomery Global                          $381,316                $226,283                 $99,102
Opportunities Fund

Montgomery Global                        $3,186,649              $2,952,058              $2,261,713
Communications Fund

Montgomery International                   $611,587                $473,200                $300,614
Small Cap Fund

Montgomery International                    $97,137                    NA                      NA
Growth Fund

Montgomery Emerging Asia                       NA                      NA                      NA
Fund

Montgomery Emerging                     $10,262,601              $9,290,178              $5,678,053
Markets Fund

Montgomery Advisors                         $43,843                    NA                      NA
Emerging Markets Fund

Montgomery Select 50 Fund                  $359,453                    NA                      NA

Montgomery Asset                           $998,198                $150,882                  $2,232
Allocation Fund

Montgomery Short                            $93,531                 $99,249                $117,470
Government Bond Fund

Montgomery Government                    $1,703,723              $1,440,964                $633,266
Reserve Fund

Montgomery Federal Tax-                        NA                      NA                      NA
Free Money Fund



                                      B-51



Montgomery California Tax-                  $48,596                 $43,889                 $49,676
Free Intermediate Bond
Fund

Montgomery California Tax-                 $538,030                $149,574                    NA
Free Money Fund



                  The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

                  The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

                  Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Manager serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

                  Prior to August 24, 1995, the Funds offered only one class of shares. On that date, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P and Class L shares of each Fund. The initial shareholder of the Class P and Class L shares, if any, of each Fund approved the 12b-1 Plan covering each Class. The single class of shares existing before that date was redesignated the Class R shares. Class R shares are not covered by the 12b-1 Plan.

                  Under the 12b-1 Plan, each Fund pays distribution fees to the Manager at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class L shares, respectively, to reimburse the Manager for its expenses in connection with the promotion and distribution of those Classes.

                  The 12b-1 Plan provides that the Manager may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class P and Class L shares as accrued.

                  Class P and Class L shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Manager.

                  The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the Class P or Class L shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies.

                  All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as such Section may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the Class P and Class L shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

                  Shareholder Services Plan. The Trusts have adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan. The Trusts have not yet implemented the Services Plan for any Fund and have not set a date for implementation. Affected shareholders will be notified at least 60 days before implementation of the Services Plan.

                  On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the newly designated Class P and Class L shares of each Fund. The initial shareholder of the Class P and Class L shares, if any, of each Fund approved the Services Plan covering each Class. Class R shares are not covered by the Services Plan.

                  Under the Services Plan, when implemented, Class P and Class L of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of Class P and Class L shares of each Fund. Such amounts are compensation for providing certain services to clients owning shares of Class P or Class L of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

                  The Distributor. The Distributor may provide certain administrative services to the Funds on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

                  The Custodian. Morgan Stanley Trust Company serves as principal Custodian of the Funds' assets, which are maintained at the Custodian's principal office and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

                  In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreements, the Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and the Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

                  The International and Global Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

                  Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

                  In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

                  Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

                  While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

                  Investment decisions for the Funds are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if the security is thinly traded or is a small cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, the Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


                  In addition, on occasion, situations may arise in which legal and regulatory considerations will preclude trading for the Funds' accounts by reason of activities of Montgomery Securities or its affiliates. It is the judgment of the Boards that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing its advisory arrangements with the Manager and the Manager's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

                  The Manager's sell discipline for the Domestic Equity, Select 50, Allocation, International and Global Funds' investment in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon. These Funds will limit investments in illiquid securities to 15% of net assets.

                  For the Select 50, International and Global Funds, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

                  At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

                  Because Montgomery Securities is a member of the National Association of Securities Dealers, Inc., it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage commissions for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Montgomery Securities if it is legally permissible to do so. In turn, the next management fee payable to a Fund's Manager (an affiliate of Montgomery Securities) under the Agreement will be reduced by the amount of any such fees received by Montgomery Securities in cash, less any costs and expenses incurred in connection therewith.

                  Subject to the foregoing policies, the Funds may use Montgomery Securities as a broker to execute portfolio transactions. In accordance with the provisions of Section 17(e) of the Investment Company Act and Rule 17e-1 promulgated thereunder, the Trust has adopted certain procedures designed to provide that commissions payable to Montgomery Securities are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. In determining the commissions to be paid to Montgomery Securities, it is the policy of the Funds that such commissions will be, in the judgment of the Manager, (i) at least as favorable as those which would be charged the Funds by other qualified unaffiliated brokers having comparable execution capability, and
(ii) at least as favorable as commissions contemporaneously charged by Montgomery Securities on comparable transactions for its most favored unaffiliated customers, except for (a) accounts for which Montgomery Securities acts as a clearing broker for another brokerage firm, and (b) any customers of Montgomery Securities considered by a majority of the Trustees who are not interested persons to be not comparable to the Fund. The

Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Boards review the procedures adopted by the Trusts with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determine, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

                  The Trusts have also adopted certain procedures, pursuant to Rule 10f-3 under the Investment Company Act, which must be followed any time a Fund purchases or otherwise acquires, during the existence of an underwriting or selling syndicate, a security of which Montgomery Securities is an underwriter or member of the underwriting syndicate. The Boards determine, on at least a quarterly basis, that any such purchases made during the preceding quarter were effected in compliance with such procedures.


                  For the year ended June 30, 1996, the Funds' total securities transactions generated commissions of $14,874,777, of which $164,056 was paid to Montgomery Securities. For the year ended June 30, 1995, the Funds' total securities transactions generated commissions of $11,840,329, of which $74,850 was paid to Montgomery Securities. For the year ended June 30, 1994, the Funds' total securities transactions generated commissions of $586,092, of which $168 was paid to Montgomery Securities.


                  The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, as stated above, Montgomery Securities may act as one of the Funds' brokers in the purchase and sale of portfolio securities, and other brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

                  Depending on the Manager's view of market conditions, the Funds may or may not purchase securities with the expectation of holding them to maturity, although their general policy is to hold securities to maturity. The Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

                  When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

                  Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                  The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

                  The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

                  Retirement Plans. Shares of the Taxable Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

                  For individuals who wish to purchase shares of the Taxable Funds through an IRA, there is available through these Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by these Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by these Funds. An IRA that invests in shares of these Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

                  The IRA Disclosure Statement available from the Taxable Funds contains more information on the amount investors may contribute and the deductibility of IRA contributions. In summary, an individual may make deductible contributions to the IRA of up to 100% of earned compensation, not to exceed $2,000 annually (or $2,250 to two IRAs if there is a non-working spouse). An IRA may be established whether or not the amount of the contribution is deductible. Generally, a full deduction for federal income tax purposes will only be allowed to taxpayers who meet one of the following two additional tests:

                  (A) the individual and the individual's spouse are each not an active participant in an employer's qualified retirement plan, or

                  (B) the individual's adjusted gross income (with some modifications) before the IRA deduction is (i) $40,000 or less for married couples filing jointly, or (ii) $25,000 or less for single individuals. The maximum deduction is reduced for a married couple filing jointly with a combined adjusted gross income (before the IRA deduction) between $40,000 and $50,000, and for a single individual with an adjusted gross income (before the IRA deduction) between $25,000 and $35,000.

                  It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                  As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 p.m. (12:00 noon for the Money Market Funds), New York City time, on each day the NYSE is open for trading (except national bank holidays for the Fixed Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays, in addition to New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, include January 2, Martin Luther King Day, Good Friday, Columbus Day, Veteran's Day and December
26. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

                  Generally,  trading in and valuation of foreign  securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

                  Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.


                  The Funds' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.


                  Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

                  Corporate debt securities, mortgage-related securities and asset-backed securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the appropriate Board, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

                  An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

                  If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

                  Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

                  All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

                  The Money Market Funds value their portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and these Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If these Funds' per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                              PRINCIPAL UNDERWRITER

                  The Distributor acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board of Trustees or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares.


                             PERFORMANCE INFORMATION

                  As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and investor communications to illustrate their past performance. Performance figures will be calculated separately for the Class R, Class P and Class L shares.

                  The Money Market Funds. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

                  Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission for mula:
                                                         365/7
              Effective Yield = [(Base Period Return + 1)     ] -1

                  The Short Fund and California Intermediate Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                                                        6
                                        YIELD=2[(a-b +1) -1]
                                                 cd

         Where:            a        =       dividends and interest earned during
                                            the period.

                           b        =       expenses accrued for the period (net
                                            of reimbursement).

                           c        =       the average  daily  number of shares
                                            outstanding  during the period  that
                                            were entitled to receive dividends.

                           d        =       the maximum offering price per share
                                            on the last day of the period.

                  For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

                  Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

                  The Tax-Free Funds. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for one of the Tax-Free Funds is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Bond and California Money Funds, these Funds assume an effective tax rate (combining federal and California tax rates) of 46.24% (45.22% beginning 1996). The Federal Money Fund assumes a federal tax rate of 39.6% The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.


                  Yields.  The yields for the  indicated  periods ended June 30,
1996, were as follows:
                                                         Tax-
                                                        Equiv.                        Tax-
                           Yield       Effective       Effective      Current        Equiv.
                            (7-          Yield          Yield*         Yield         Yield*
Fund                        day)        (7-day)         (7-Day)       (30-day)      (30-day)
----                       -----       ---------       ---------      --------      --------
Montgomery Short             NA            NA             NA           6.03%           NA
Government Bond
Fund



                                      B-65




Montgomery                 4.97%         5.11%            NA             NA            NA
Government
Reserve Fund

Montgomery                   NA            NA             NA             NA            NA
Federal Tax-Free
Money Fund

Montgomery                   NA            NA             NA           4.40%         8.18%
California Tax-
Free
Intermediate
Bond Fund

Montgomery                 2.89%         2.94%           5.47%           NA            NA
California Tax-
Free Money Fund


*Calculated using a combined federal and California income tax rate of 46.24% for the California Funds and a federal rate of 39.6% for the Federal Money Fund.

                  Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                                     n
                                             P(1 + T) =ERV

     Where:            P      =       a hypothetical initial payment of $1,000.

                       T      =       average annual total return.
                       n      =       number of years.
                       ERV    =       Ending Redeemable Value of a hypothetical
                                      $1,000 investment made at the beginning
                                      of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

                  Aggregate Total Return. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                                      ERV - P
                                                      -------
                                                         P

     Where:            P      =       a hypothetical initial payment of
                                      $10,000.

                       ERV    =       Ending Redeemable Value of a hypothetical
                                      $10,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

                  Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                  The average annual total return for each Fund for the periods indicated was as follows:


                                             Year             Inception*
                                            Ended              Through
         Fund                           June 30, 1996        June 30, 1996
         ----                           -------------        -------------

Montgomery Growth Fund                     24.85%               29.17%

Montgomery Equity Income                   24.56%               22.34%
Fund

Montgomery Small Cap Fund                  39.28%               22.92%

Montgomery Small Cap                         NA                 31.67%
Opportunities Fund

Montgomery Micro Cap Fund                  30.95%               31.00%

Montgomery Select 50 Fund                    NA                 37.75%

Montgomery Global
Opportunities Fund                         28.64%               15.15%

Montgomery Global
Communications Fund                        17.06%               14.25%

Montgomery International
Small Cap Fund                             26.68%               8.16%

Montgomery International                   27.58%               27.58%
Growth Fund

Montgomery Emerging Asia                     NA                   NA
Fund

Montgomery Emerging
Markets Fund                                7.74%               10.26%

Montgomery Advisors                          NA                 16.60%
Emerging Markets Fund

Montgomery Asset
Allocation Fund                            23.92%               27.22%

Montgomery Short
Government Bond Fund                        5.74%               6.27%

Montgomery Government
Reserve Fund                                5.28%               4.12%

Montgomery Federal Tax-
Free Money Fund                              NA                   NA

Montgomery California Tax-
Free Intermediate Bond
Fund                                        6.11%               4.60%

Montgomery California Tax-
Free Money Fund                             3.03%               3.27%


----------------

         * Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were: Growth Fund, September 30, 1993; Small Cap Fund, July 13, 1990; Opportunities Fund, September 30, 1993; Global Communications Fund, June 1, 1993; International Small Cap Fund, September 30, 1993; Emerging Asia Fund, September 30, 1996; Emerging Markets Fund, March 1, 1992; Allocation Fund, March 31, 1994; Short Government Bond Fund, December 18, 1992; Government Reserve Fund, September 14, 1992; California Intermediate Bond Fund, July 1, 1993; Equity Income and California Money Funds, September 30, 1994; Micro Cap Fund, December 30, 1994; International Growth Fund, June 30, 1995; Select 50 Fund, October 27, 1995; Advisors Fund, November 13, 1995; Small Cap Opportunities Fund, December 29, 1995 and Federal Tax-Free Money Fund, June 30, 1996.

Presentation of Other Performance Information Regarding the
Opportunities Fund

         John Boich and Oscar Castro jointly managed a limited partnership called the Common Goal World Fund Limited Partnership (the "Partnership") before joining the Manager. John Boich has served as the Partnership's General Partner since its inception on January 7, 1990 until April 1993, when Mr. Castro and Mr. Boich joined the Manager as Managing Directors and Portfolio Managers.

On September 30, 1993, the Montgomery Global Opportunities Fund, which has a similar investment strategy as the partnership, was launched. On October 1, 1993, the Partnership was dissolved and the assets were transferred in-kind into the Opportunities Fund. Consistent with applicable law, the Managers may advertise the performance of the Partnership as part of materials concerning the Opportunity Fund.


    The annual total return for the Partnership for the periods indicated was as follows:

                                   Partnership Annual Total Return
          Period                            (Net of Fees)
          ------                   -------------------------------
Year ended Dec. 31, 1990*                       2.04%
Year ended Dec. 31, 1991                       25.32%
Year ended Dec. 31, 1992                        4.53%
9-month period ended  Sept. 30, 1993           17.29%

   * The Partnership commenced operations on Jan. 7, 1990.

Presenation of Other Performance Information Regarding the Emerging Asia Fund.


     From time to time, the Manager may advertise the performance of a related mutual fund sold only in Canada and advised by the Manager that has a substantially similar investment objective as the Emerging Asia Fund. The related mutual fund, called the Navigator Asia Pacific Fund, commenced operations on May 19, 1995. The performance information of the Navigator Asia Pacific Fund (net of fees) was as follows:

     3 months ended Sept. 30, 1996           -4.55%
     Year to date ended Sept. 30, 1996       10.85%
     One year ended Sept.30, 1996             7.76%
     Since inception                          2.70%

                  Comparisons. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:


         a)  Standard & Poor's 500  Composite  Stock  Index,  one or more of the
Morgan  Stanley  Capital   International   Indices,  and  one  or  more  of  the
International Finance Corporation Indices.

         b) Bank Rate Monitor -- A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

         c) Lipper - Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis -- A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         d) Donoghue's Money Fund Report -- Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

         e) Salomon Brothers Bond Market Roundup -- A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

         f) Lehman Brothers indices -- Lehman Brothers fixed-income indices may be used for appropriate comparisons.


         g) other indices -- including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Compsite Index, MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index, a capitalization-weighted index that includes all developed world markets except those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 and IFC Emerging Markets Database.


                  In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

                  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

                  The  Funds  may  also  publish  their  relative   rankings  as
determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

                  Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


                  Reasons to Invest in the Funds. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to,
Bloomberg, Morningstar, Barings, the WEFA Group, Consensus Estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies. In using this information, the Montgomery Emerging Asia Fund also may claim that certain Asian countries are regarded as having high rates of growth for their economies (GDP), international trade and corporate earnings; thus producing what the Manager believes to be a favorable investment climate.


                  Research. Largely inspired by its affiliate, Montgomery Securities -- which has established a tradition for specialized research in emerging growth companies -- the Manager has developed its own tradition of intensive research. The Manager has made intensive research one of the important characteristics of the Montgomery Funds style.

                  The portfolio managers for Montgomery's global and international Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

                  Extensive research into companies that are not well known -- discovering new opportunities for investment -- is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards lower capitalization businesses.



                  In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

                  From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio manager as well as commentary by portfolio managers regarding investment strategy, asset growth, current or part economic, political or financial conditions that may be of interest to investors. Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management
(currently $7 billion for retail and institutional investors) and total shareholders invested in the Funds (currently around 225,000).

                               GENERAL INFORMATION


                  Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting Trusts as separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

                  As noted above, Morgan Stanley Trust Company (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

                  Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the Funds' Master Transfer Agent. The Master Transfer Agent has delegated certain transfer agent functions to DST Systems, Inc., P.O. Box 419958, Kansas City, Missouri 64141, the Funds' Transfer and Dividend Disbursing Agent.

                  Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, are the independent auditors for the Funds.

                  The validity of shares offered hereby will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San
Francisco, California 94104.

                  The shareholders of The Montgomery Funds (but not The Montgomery Funds II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

                  Among the Boards' powers enumerated in the Agreements and Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.


                  As of October 31, 1996 to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class R shares of the respective Funds indicated:


Name of Fund/Name and                                   Number of       Percent
Address of Record Owner                                Shares Owned    of Shares
-----------------------                                ------------    ---------
Growth Fund

         Charles Schwab & Co., Inc.                     17,568,792       37.18
         101 Montgomery Street
         San Francisco, CA 94104-4122

         National Financial Services Corp.               3,765,062        7.97
         For The Exclusive Benefit of Our
         Customers - ATTN:  Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY  10008-3730

Small Cap Fund


         Boston Safe Deposit & Trust Co.                 2,631,004       18.65
         Trust for the Eastman Kodak
         Employee Savings and
          Investment Plan
         P.O. Box 3198
         Pittsburgh, PA  15230-3198


         Charles Schwab & Co., Inc.                      1,720,311       12.20
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Boston Safe Deposit & Trust Co.                   744,193        5.28
         Trust ADT Security Systems
         Mutual Fund Operations
         P.O. Box 3198
         Pittsburg, PA  15230-3198

Global Opportunities Fund

         Charles Schwab & Co., Inc.                        664,160       37.41
         101 Montgomery Street
         San Francisco, CA  94104-4122

         National Financial Services Corp.                 134,502        7.58
         For The Exclusive Benefit of Our
         Customers - ATTN:  Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY  10008-3730

         Wayne Boich                                       125,990        7.10
         155 East Broad, No. 23
         Columbus, OH  43215-3609

Global Communications Fund

         Charles Schwab & Co., Inc.                      4,518,202       43.13
         101 Montgomery Street
         San Francisco, CA 94104-4122

International Small Cap Fund

         Charles Schwab & Co., Inc.                      1,300,329       46.20
         101 Montgomery Street
         San Francisco, CA  94104-4122

         National Financial Services Corp                  211,400        7.51
         for the Exclusive Use of Our
         Customers
         Attn: Mutual Funds
         PO Box 3730
         Church Street Station
         New York, NY  10008-3730

International Growth Fund

         Charles Schwab & Co., Inc.                        183,932       12.96
         101 Montgomery Street
         San Francisco, CA  94104-4122

         Stanley S. Schwartz TR                            135,636        9.56
         U/A December 20, 1988 Stanley S.
         Schwartz Rev Living Trust/Arista
         Foundation
         Montgomery Asset Management
         Attn:  S. Wang
         600 Montgomery Street
         San Francisco, CA  94111-2702

Emerging Markets Fund

         Charles Schwab & Co., Inc.                     29,005,735       43.68
         101 Montgomery Street
         San Francisco, CA 94014-4122

         National Financial Services Corp.               4,825,268        7.27
         For the Exclusive Benefit of Our
         Customers
         Attn: Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY  10008-3730

Allocation Fund

         Charles Schwab & Co., Inc.                      2,738,505       35.85
         101 Montgomery St.
         San Francisco, CA  94104-4122

         National Financial Services Corp.               1,039,669       13.61
         For the Exclusive Benefit of Our
         Customers - Attn Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY  10008-3730

Short Government Bond Fund

         Charles Schwab & Co., Inc.                      1,462,645       40.21
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Donaldson Lufkin & Jenrette                       196,035        5.39
         Securities Corp.
         Mutual Funds Department, 5th Floor
         P.O. Box 2052
         Jersey City, NJ 07303-2052

         KONIAG Inc.                                       380,408       10.46
         c/o Montgomery Asset Management
         Attn: Carl Obeck
         600 Montgomery Street
         San Francisco, CA  94111-2702


California Tax-Free Intermediate Bond
Fund


         Charles Schwab & Co., Inc.                        252,936       18.94
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Montgomery Securities                              94,371        7.07
         110-02832-15
         600 Montgomery Street
         San Francisco, CA  94111-2777

         Virginia L. Bowman Revocable Living                84,824        6.35
         Trust dated 1/22/90
         c/o Montgomery Securities
         101 California Street
         San Francisco, CA  49111-2703

         Collier Kimball                                   115,005        8.61
         Montgomery Asset Management
         Attn:  S. Wang
         101 California Street
         San Francisco, CA  94111-2702

         Bruce L. Cronander                                106,322        7.96
         Montgomery Asset Management
         Attn:  S. Wang
         101 California Street
         San Francisco, CA  94111-2702

Government Reserve Fund


         Mary Miner, Trustee for Robert                 94,632,984       21.00
         Miner and Mary Miner Trust
         U/A dated 2/29/84
         1832 Baker Street
         San Francisco, CA  94115-2011


Equity Income Fund


         Charles Schwab & Co., Inc.                        699,373       46.80
         101 Montgomery Street
         San Francisco, CA 94104-4122


Micro Cap Fund


         Charles Schwab & Co., Inc.                      6,518,951       36.59
         101 Montgomery Street
         San Francisco, CA 94104-4122

         National Financial Services Corp.               1,001,723        5.62
         For the Exclusive Benefit of Our
         Customers
         Attn Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY 10008-3730


Select 50 Fund


         Charles Schwab & Co., Inc.                      1,377,779       25.49
         101 Montgomery Street
         San Francisco, CA 94104-4122

         National Financial Services Corp.                 519,463        9.61
         For the Exclusive Benefit of Our
         Customers
         Attn Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY 10008-3730

         FTC & CO                                          327,125        6.05
         Attn: Datalynx #118
         P.O. Box 173736
         Denver, CO 80217-3736

Advisors Emerging Markets Fund


         Charles Schwab & Co., Inc.                        442,438       98.55
         101 Montgomery Street
         San Francisco, CA 94104-4122

Small Cap Opportunities Fund


         Charles Schwab & Co., Inc.                      4,211,005       36.61
         101 Montgomery Street
         San Francisco, CA 94104-4122

         National Financial Services Corp.                 907,777        7.89
         For the Exclusive Benefit of Our
         Customers
         Attn Mutual Funds
         P.O. Box 3730
         Church Street Station
         New York, NY 10008-3730

Montgomery Federal Tax-Free Money Fund


        Peter V. Sperling TTEE FBO                       9,283,152       16.53
        Peter V. Sperling Revocable Trust
        DTD 01/31/95
        Apollo Group Inc.
        4615 East Elwood Street, 4th Floor
        Phoenix, AZ  85040-1958

        J. Douglas Perry & Robert C.                     3,630,509        6.46
        Miller TTEES FBO the Patricia W.
        Perry Grantor Retained Annuity
        Trust DTD 04/03/95
        1413 North Bayshore Drive
        Virginia Beach, VA  23451-3718


Montgomery Emerging Asia Fund

        Charles Schwab & Co. Inc.                           55,061       11.57
        101 Montgomery Street
        San Francisco, CA 94104-4122

        Montgomery Asset Management LP                      83,333       17.51
        Attn: Mary Jane Fross
        101 California Street
        San Francisco, CA 94111-5802

        Montgomery Securities                               41,667        8.75
        104-02089-18
        Attn: Mutual Funds -- 4th Floor
        600 Montgomery Street
        San Francisco, CA 94111-2777

         As of August 31, 1996 to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class P Shares of the respective Funds indicated:

Name of Fund/Name and                                    Number of     Percent
Address of Record Owner                                Shares Owned   of Shares
-----------------------                                ------------   ---------
Growth Fund

        Dreyfus Investment Services Corp.                   985          74.84
        FBO 649772181
        2 Mellon Bank Center, Room 177
        Pittsburg, PA  15259-0001

        Dreyfus Investment Services Corp.                   231          17.58
        FBO 659026941
        2 Mellon Bank Center, Room 177
        Pittsburg, PA  15259-0001

Equity-Income Fund

        State Street Bank & Trust Co. Tr.                  5,155        100.00
        U/A Dec. 01, 1993
        Ameridata Tech Employee Svgs. Plan
        Attn: Steven Shipman Master Tr. W6C
        One Enterprise Drive
        No. Quincy, MA  02171-2126

Small Cap Fund

        State Street Bank & Trust Co.                     120,500        88.63
        U/A July 01, 1996
        McClaren/Hart Employee Ret. Plan
        P.O. Box 1992
        Boston, MA  02105-1992

        State Street Bank & Trust Co. Tr.                  15,454        11.37
        U/A Dec. 01, 1993
        Ameridata Tech Employee Svgs. Plan
        Attn: Steven Shipman Master Tr. W6C
        One Enterprise Drive
        No. Quincy, MA  02171-2126

Name of Fund/Name and                                    Number of     Percent
Address of Record Owner                                Shares Owned   of Shares
-----------------------                                ------------   ---------
Small Cap Opportunities Fund

        E*Trade Securities Inc.                             348         100.00
        A/C 7880-1618
        Thomas S. Smogolski C/F
        Four Embarcadero Place
        2400 Geng Road
        Palo Alto, CA  94303-3317

Emerging Markets Fund

         Canada Life Ins. Co. Of America                    166         100.00
         Attn: Maria-Luz Manalo
         330 University Avenue, SP12
         Toronto Ontario M5G 1R8
         Canada





                  As of August 31, 1996, the Trustees and officers of the Trusts, as a group, owned less than 1% of the outstanding shares of each Fund except the Opportunities, Short and California Intermediate Bond Funds. As of August 31, 1996, the Trustees and officers of the Trusts, as a group, owned approximately 1.2 percent of the Opportunities Fund, 1.0 percent of the Short Fund and 4.9 percent of the California Intermediate Bond Fund.


                  The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Tax-Free Funds, is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS


                  Audited financial statements for the relevant periods ending June 30, 1996, for the Growth, Micro Cap, Small Cap, Small Cap Opportunities, Equity Income, Opportunities, Communications, International Growth, International Small Cap, Emerging Markets, Advisors, Select 50, Asset Allocation, Short, Reserve, California Intermediate Bond and California Money Funds, as contained in the Annual Report to Shareholders of such Funds for the fiscal year ended June 30, 1996 (the "Report"), are incorporated herein by reference to the Reports.


                   Attached to this Statement of Additional Information is certain unaudited financial information for the Federal Money Fund as of or for the period ended September 30, 1996.

                                   Appendix A


Description of Moody's corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Nonrated - where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Description of Standard & Poor's Corporation's corporate bond ratings:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fitch Investor's Service

AAA - Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA-rated securities, and more subject to possible change over the term of the issue.

A - Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB - Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Commercial Paper Ratings

         Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A- 1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

               ---------------------------------------------------

                                     PART C

                                OTHER INFORMATION

               ---------------------------------------------------

                              THE MONTGOMERY FUNDS

                                 --------------

                                    FORM N-1A

                                 --------------

                                     PART C

                                 --------------



Item 24.            Financial Statements and Exhibits
          (a)       Financial Statements:

                    (1) Portfolio Investments as of June 30, 1996; Statements of Assets and Liabilities as of June 30, 1996; Statements of Operations For the Year Ended June 30, 1996; Statement of Cash Flows for year ended June 30, 1996; Statements of Changes in Net Assets for the Year Ended June 30, 1996; Financial Highlights for a Fund share outstanding throughout each year, including the year ended June 30, 1996 for Montgomery Growth Fund, Montgomery Micro Cap Fund, Montgomery Small Cap Fund, Montgomery Small Cap Opportunities Fund, Montgomery Equity Income Fund, Montgomery Asset Allocation Fund, Montgomery Select 50 Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery International Small Cap Fund, Montgomery International Growth Fund, Montgomery Emerging Markets Fund, Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery California Tax-Free Money Fund; Notes to Financial Statements; Independent Auditors' Report on the foregoing, all incorporated by reference to the Annual Report to Shareholders of the above-named funds.

          (b)       Exhibits:

                    (1)(A) Agreement and Declaration of Trust is incorporated by reference to the Registrant's Registration Statement as filed with the Commission on May 16, 1990 ("Registration Statement").

                    (1)(B) Amendment to Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the Commission on December 30, 1993 ("Post-Effective Amendment No. 17").

                    (1)(C) Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement as filed with the Commission on September 13, 1995 ("Post-Effective Amendment No. 28").

                    (2) By-Laws are incorporated by reference to the Registration Statement.

                    (3)        Voting Trust Agreement - Not applicable.

                    (4)        Specimen Share Certificate - Not applicable.

                    (5)(A) Form of Investment Management Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the Commission on July 5, 1990 ("Pre-Effective Amendment No. 1").

                    (5)(B) Form of Amendment to Investment Management Agreement is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the Commission on March 31, 1995 ("Post-Effective Amendment No. 24").

                    (6)(A) Form of Underwriting Agreement is incorporated by reference to Pre-Effective Amendment No. 1.

                    (6)(B) Form of Selling Group Agreement is incorporated by reference to Pre-Effective Amendment No. 1.

                    (7)        Benefit Plan(s) - Not applicable.

                    (8) Custody Agreement is incorporated by reference to Post-Effective Amendment No. 24.

                    (9)(A)     Form  of  Administrative  Services  Agreement  is
                               incorporated   by  reference  to   Post-Effective
                               Amendment No. 15.

                    (9)(B) Form of Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 28.

                    (9)(C) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 28.

                    (10)       Consent  and Opinion of Counsel as to legality of
                               shares   is    incorporated   by   reference   to
                               Pre-Effective Amendment No. 1.

                    (11)       Independent Auditors' Consent.

                    (12) Financial Statements omitted from Item 23 - Not applicable.

                    (13)       Letter of  Understanding  re:  Initial  Shares is
                               incorporated   by  reference   to   Pre-Effective
                               Amendment No. 1.

                    (14) Model Retirement Plan Documents are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the Commission on March 4, 1991 ("Post-Effective Amendment No. 2").

                    (15) Form of Share Marketing Plan is incorporated by reference to Post-Effective Amendment No. 28.

                    (16)(A)    Performance   Computation  for  Montgomery  Short
                               Government Bond Fund is incorporated by reference to Post-Effective Amendment No. 13.

                    (16)(B) Performance Computation for Montgomery Government Reserve Fund is incorporated by reference to Post-Effective Amendment No. 12.

                    (16)(C) Performance Computation for Montgomery California Tax-Free Intermediate Bond Fund is incorporated by reference to Post-Effective Amendment No. 17.

                    (16)(D)    Performance  Computation  for the other series of
                               Registrant  is   incorporated   by  reference  to
                               Post-Effective Amendment No. 2.

                    (27)       Financial  Data  Schedule  is   incorporated   by
                               reference to Form N-SAR filed for the period ended June 30, 1996.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

         Montgomery Asset Management, L.P., a California limited partnership, is the manager of each series of the Registrant, of The Montgomery Funds II, a Delaware business trust, and of The Montgomery Funds III, a Delaware business trust. Montgomery Asset Management, Inc., a California corporation is the general partner of Montgomery Asset Management, L.P., and Montgomery Securities is its sole limited partner. The Registrant, The Montgomery Funds II and The Montgomery Funds III are deemed to be under the common control of each of those three entities.


Item 26.  Number of Holders of Securities
                                                        Number of Record Holders
          Title of Class                                as of October 31, 1996
          --------------                                ----------------------
          Shares of Beneficial
          Interest, $0.01 par value
          -------------------------

          Montgomery Small Cap Fund (Class R)                      5,889

          Montgomery Growth Fund (Class R)                        47,759

          Montgomery Emerging Markets                             42,504
            Fund  (Class R)

          Montgomery International Small Cap Fund (Class R)        1,797

          Montgomery Global Opportunities Fund (Class R)           1,133

          Montgomery Global Communications Fund (Class R)         11,681

          Montgomery Equity Income Fund (Class R)                  1,055

          Montgomery Short Government Bond Fund (Class R)           762

          Montgomery California Tax-Free                            157
            Intermediate Bond Fund (Class R)

          Montgomery Government Reserve Fund (Class R)             6,120

          Montgomery California Tax-Free                            995
            Money Fund (Class R)

          Montgomery Micro Cap Fund (Class R)                     10,409

          Montgomery International Growth Fund (Class R)            526

          Montgomery Advisors Emerging Markets Fund (Class R)        21

          Montgomery Select 50 Fund (Class R)                     5,519

          Montgomery Small Cap Opportunities Fund (Class R)      12,174

          Montgomery Federal Tax-Free Money Fund (Class R)          219

          Montgomery Technology Fund                                 0

          Montgomery Emerging Asia Fund                            370

Item 27.  Indemnification

         Article VII, Section 3 of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

         Montgomery Securities, which is a broker-dealer and the principal underwriter of The Montgomery Funds, is the sole limited partner of the investment manager, Montgomery Asset Management, L.P. ("MAM, L.P."). The general partner of MAM, L.P. is a corporation, Montgomery Asset Management, Inc. ("MAM, Inc."), certain of the officers and directors of which serve in similar capacities for MAM, L.P. One of these officers and directors, Mr. R. Stephen Doyle, also is a capital limited partner of Montgomery Securities, and Mr. Jack
G. Levin, Secretary of The Montgomery Funds, is a Managing Director of Montgomery Securities. R. Stephen Doyle is the Chairman and Chief Executive Officer of MAM, L.P.; Mark B. Geist is the President; John T. Story is the Managing Director of Mutual Funds and Executive Vice President; David E. Demarest is Chief Administrative Officer; Mary Jane Fross is Manager of Mutual Fund Administration and Finance; and Josephine Jimenez, Bryan L. Sudweeks, Stuart O. Roberts, John H. Brown, William C. Stevens, Roger Honour, Oscar Castro and John Boich are Managing Directors of MAM, L.P. Information about the individuals who function as officers of MAM, L.P. (namely, R. Stephen Doyle, Mark B. Geist, John T. Story, David E. Demarest, Mary Jane Fross and the eight Managing Directors) is set forth in Part B.

Item 29.  Principal Underwriter.

         (a) Montgomery Securities is the principal underwriter of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III. Montgomery Securities acts as the principal underwriter, depositor and/or investment adviser and/or trustee for The Montgomery Funds, an investment company registered under the Investment Company Act of 1940, as amended, and for the following private investment partnerships or trusts:

                   Montgomery Bridge Fund Liquidating Trust
                   Montgomery Bridge Fund II, Liquidating Trust
                   Montgomery Bridge Investments Limited, Liquidating Trust Montgomery Private Investments Partnership, Liquidating Trust

                   Pathfinder Montgomery Fund I, L.P., Liquidating Trust Montgomery Growth Partners, L.P.
                   Montgomery Small Cap Partners II, L.P.
                   Montgomery Small Cap Partners III, L.P.
                   Montgomery Capital Partners, L.P.
                   Montgomery Capital Partners II, L.P.
                   Montgomery Emerging Markets Fund Limited
                   Montgomery Emerging World Partners, L.P.


         (b) The following information is furnished with respect to the officers and general partners of Montgomery Securities:


Name and Principal                       Position and Offices                         Positions and Offices
Business Address*                        with Montgomery Securities                      with Registrant
-----------------                        --------------------------                      ---------------
Lewis W. Coleman                         Senior Managing Director                              None

J. Richard Fredericks                    Senior Managing Director                              None

Robert L. Kahan                          Senior Managing Director                              None

Kent A. Logan                            Senior Managing Director                              None

Jerome S. Markowitz                      Senior Managing Director                        Trustee Designate

Karl L. Matthies                         Senior Managing Director                              None

J. Sanford Miller                        Senior Managing Director                              None

Joseph M. Schell                         Senior Managing Director                              None

John K. Skeen                            Senior Managing Director                              None

Thomas W. Weisel                         Chairman and Chief Executive Officer                  None

Stephen T. Aiello                        Managing Director                                     None

John A. Berg                             Managing Director                                     None

Howard S. Berl                           Managing Director                                     None

Charles R. Brama                         Managing Director                                     None

Robert V. Cheadle                        Managing Director                                     None

Jeffrey B. Child                         Managing Director                                     None

M. Allen Chozen                          Managing Director                                     None

Frank J. Connelly                        Managing Director                                     None

David K. Crossen                         Managing Director                                     None



                                      C-5

Name and Principal                       Position and Offices                         Positions and Offices
Business Address*                        with Montgomery Securities                      with Registrant
-----------------                        --------------------------                      ---------------

Glen C. Dailey                           Managing Director                                     None

Michael G. Dorey                         Managing Director                                     None

Dennis Dugan                             Managing Director                                     None

Frank M. Dunlevy                         Managing Director                                     None

William A. Falk                          Managing Director                                     None

Paul G. Fox                              Managing Director                                     None

Clark L. Gerhardt, Jr.                   Managing Director                                     None

Seth J. Gersch                           Managing Director                                     None

Robert G. Goddard                        Managing Director                                     None

P. Joseph Grasso                         Managing Director                                     None

James C. Hale, III                       Managing Director                                     None

Wilson T. Hileman, Jr.                   Managing Director                                     None

Brett A. Hodess                          Managing Director                                     None

Ben Howe                                 Managing Director                                     None

Craig R. Johnson                         Managing Director                                     None

Joseph A. Jolson                         Managing Director                                     None

Scott C. Kovalik                         Managing Director                                     None

Kurt H. Kruger                           Managing Director                                     None

Guy A. Lampard                           Managing Director                                     None

David S. Lehmann                         Managing Director                                     None

Derek Lemke-von Ammon                    Managing Director                                     None

Jack G. Levin, Esq.                      Managing Director                                   Secretary

Merrill S. Lichtenfeld                   Managing Director                                     None

James F. McMahon                         Managing Director                                     None

Michael G. Mueller                       Managing Director                                     None

Bernard M. Notas                         Managing Director                                     None



                                      C-6

Name and Principal                       Position and Offices                         Positions and Offices
Business Address*                        with Montgomery Securities                      with Registrant
-----------------                        --------------------------                      ---------------

Bruce G. Potter                          Managing Director                                     None

David B. Readerman                       Managing Director                                     None

Rand Rosenberg                           Managing Director                                     None

Alice S. Ruth                            Managing Director                                     None

Richard A. Smith                         Managing Director                                     None

Kathleen Smythe-de Urquieta              Managing Director                                     None

Peter B. Stoneberg                       Managing Director                                     None

Thomas Tashjian                          Managing Director                                     None

Thomas A. Thornhill, III                 Managing Director                                     None

John Tinker                              Managing Director                                     None

Otto V. Tschudi                          Managing Director                                     None

Stephan P. Vermut                        Managing Director                                     None

John W. Weiss                            Managing Director                                     None

George W. Yandell, III                   Managing Director                                     None

Ross Investments, Inc.                   General Partner                                       None

LWC Investments, Inc.                    General Partner                                       None

RLK Investments, Inc.                    General Partner                                       None

Logan Investments, Inc.                  General Partner                                       None

SEWEL Investments, Inc.                  General Partner                                       None

MMJ Investments, Inc.                    General Partner                                       None

Skeen Investments, Inc.                  General Partner                                       None


* The principal business address of persons and entities listed is 600 Montgomery Street, San Francisco, California 94111.

         The above list does not include limited partners or special limited partners who are not Managing Directors of Montgomery Securities.


Item 30.  Location of Accounts and Records.

         The accounts,  books, or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant's Transfer Agent, DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections
(2)(iii),  (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)),  which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 31.  Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 32.  Undertakings.

         (a) Not applicable.

         (b) Registrant hereby undertakes to file a post-effective amendment including financial statements of Montgomery Technology Fund, Montgomery Growth & Income Fund, Montgomery Federal Tax-Free Money Fund, Montgomery Emerging Asia Fund or Montgomery Global Asset Allocation Fund, which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement as to those series.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         (d) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and that the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on this 15th day of November, 1996.




                                     THE MONTGOMERY FUNDS



                                     By:      R. Stephen Doyle*
                                              ---------------------------------
                                              Chairman and Principal Executive
                                              Officer



Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



R. Stephen Doyle*           Officer; Principal              November 15, 1996
-----------------------     Financial and Accounting
R. Stephen Doyle            Officer; and Trustee


Andrew Cox *                Trustee                         November 15, 1996
-----------------------
Andrew Cox

Cecilia H. Herbert *        Trustee                         November 15, 1996
-----------------------
Cecilia H. Herbert

John A. Farnsworth *        Trustee                         November 15, 1996
-----------------------
John A. Farnsworth




         * By:    -----------------------------------------------
                  Julie Allecta, Attorney-in-Fact
                  pursuant to Power of Attorney previously filed.

                                Exhibit(s) Index



         Exhibit No.                Document                            Page No.
         -----------                --------                            --------
         (11)                       Independent Auditors' Consent